UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

JRSIS HEALTH CARE CORPORATION
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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JRSIS HEALTH CARE CORPORATION

No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province 150025 P.R. China

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting to be held

on December 8, 2020,

at

the Offices of the Company:

No. 38 South Street

Hulan District, Harbin City

Heilongjiang Province, People’s Republic of China

at 9:30 a.m. local time.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

ON

DECEMBER 8, 2020

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of JRSIS Health Care Corporation is to be held on December 8, 2020 at No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China, at 9:30 a.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Centurion ZD CPA & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on October 9, 2020 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1 and 2.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Junsheng Zhang
Name:	Junsheng Zhang
Title:	President

October 18, 2020

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2020.

Electronic copies of this proxy statement and proxy card for the 2020 Annual Meeting of Shareholders and are available to you at http:// www.iproxydirect.com/jrss. Requests for additional copies of the proxy materials should be addressed to Investor Relations, JRSIS Health Care Corporation, No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025. This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS

Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

WHY DID YOU SEND ME THIS PROXY STATEMENT?	1

WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	1

WHO MAY ATTEND THE MEETING?	1

WHO CAN VOTE?	1

HOW MANY VOTES DO I HAVE?	1

WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	1

HOW DO I VOTE BY PROXY?	2

HOW DO I VOTE IN PERSON?	2

MAY I REVOKE MY PROXY?	2

WHAT VOTE IS REQUIRED TO TAKE ACTION?	2

WHO IS MAKING THIS SOLICITATION?	3

ARE THERE ANY RIGHTS OF APPRAISAL?	3

WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF JRSIS?	3

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT JRSIS?	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2018?	4

PROPOSAL 1	5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	8

PROPOSAL 2	9

REPORT OF THE AUDIT COMMITTEE	11

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	11

SHAREHOLDER PROPOSALS AND SUBMISSIONS	11

OTHER MATTERS	12

HOUSEHOLDING OF PROXY MATERIALS	12

i

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of JRSIS Health Care Corporation, a Florida corporation, for use at the Annual Meeting of its shareholders to be held on December 8, 2020, at No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China, at 9:30 a.m. local time, and at any adjournments or postponements of the Annual Meeting. The Company first mailed this proxy statement to shareholders on or about October 18, 2020. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card. The terms “JRSIS,” “Company,” “we,” or “our” refer to JRSIS Health Care Corporation

What are the proposals to be addressed at this meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Centurion ZD CPA & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of JRSIS stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, October 9, 2020, you were a holder of record of our common stock. On the Record Date, there were 18,056,331 shares of common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on December 8, 2020 at the Annual Meeting. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1. FOR the election of the director nominees; and

2. FOR Proposal 2.

If any other matters are presented, your proxy will vote in accordance with her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1 (Election of Directors): A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means s/he has received more votes than any other nominee for the same director’s seat.

Proposals 2: The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Any shares not voted (whether by abstention or broker non-votes) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 if you hold your shares in “street name” and do not instruct your broker how to vote, so please instruct your broker and make your vote count.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Florida, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of JRSIS?

Our principal executive offices are located at JRSIS Health Care Corporation, No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025 and our telephone number is 86-451-56888933.

How can I obtain additional information about JRSIS?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: JRSIS Health Care Corporation, c/o Investor Relations, No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including JRSIS, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**********************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock as of September 16, 2020, by:

●	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our current directors and executive officers as a group.

As of the Record Date, there were 18,056,331 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Junsheng Zhang	13,392,000	74.2%
Lihua Sun	0	--
Xuewei Zhang	0	--
Yanhui Xing	2,400	0.1%
Yanming Zhang	0	--
Dianjun Mu	0	--
All directors and officers as a group (7 persons)	13,394,400	74.2%

(1)	Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. Except as noted, the address of all persons named in this table is: c/o JRSIS Health Care Corporation, No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025.

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2019?

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within the specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review the Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during the Company’s most recent fiscal year, it is the Company’s understanding that all required Forms 3 and 4 were filed on a timely basis during the fiscal year ended December 31, 2019, except that Yanming Zhang and Dianjun Mu each failed to file Form 3.

******************

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has nominated and recommended that Junsheng Zhang, Lihua Sun, Xuewei Zhang, Yanhui Xing, Yanming Zhang and Dianjun Mu be elected as our Board of Directors. Each of the nominees is currently a member of the Board. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board, the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

The Nominees

The six persons named below are the nominees for election as Directors. Junsheng Zhang, Lihua Sun and Xuewei Zhang are employees of the Company and Yanhui Xing is affiliated with a financial advisory company that performs services for the Company. The Board of Directors has determined that the other two candidates, Yanming Zhang and Dianjun Mu, are independent directors as defined in the applicable rules for companies listed on the OTCQX.  Therefore, a minority of the persons nominated to serve on our Board of Directors are independent as so defined.

Set forth below are descriptions of the business experience and other information regarding the nominees for election to our Board of Directors:

Junsheng Zhang, age 54, was co-founder of our operating subsidiary, Jiarun Hospital, in 2006, and has managed Jiarun Hospital since that date. He has also served as Chairman and President of JRSIS Health Care Corporation since it was founded in 2013. From 1990 to 2011, Mr. Zhang was employed by medical suppliers, first as General Manager of Dongtai Medical Ltd., then as CEO of Dahua Medical Ltd. Mr. Zhang earned a Bachelor Degree and an EMBA degree from Peking University. He was appointed to serve on the JRSIS Board to provide his familiarity with the operations of JRSIS and his experience in the management of medical enterprises. Mr. Zhang is the spouse of Lihua Sun, our Chief Executive Officer, and father of Xuewei Zhang, our Chief Financial Officer.

Lihua Sun, age 51, was co-founder of our operating subsidiary, Jiarun Hospital, in 2006, and has served in its management since that date. She has also served as Chief Executive Officer of JRSIS Health Care Corporation since it was founded in 2013. Prior to joining Jiarun Hospital, Ms. Sun was employed as General Manager of Ankang Medicine in Harbin City, and as a Director of Heilongjiang Dahua Medicine Co., Ltd. Ms. Sun was appointed to serve on the JRSIS Board to provide her familiarity with the operations of JRSIS and her experience in the management of medical enterprises. Ms. Sun is the spouse of Junsheng Zhang, our Chairman and President, and mother of Xuewei Zhang, our Chief Financial Officer.

Xuewei Zhang, age 32, was first employed as finance manager of Jiarun Hospital in 2009, and has served as Chief Financial Officer of JRSIS Health Care Corporation since it was founded in 2013. Ms. Zhang earned a bachelor degree from the University of Exeter. Ms. Zhang was appointed to serve on the JRSIS Board to provide her familiarity with the financial operations of Jiarun Hospital. Ms. Zhang is the daughter of Junsheng Zhang, our Chairman and President, and of Lihua Sun, our Chief Executive Officer.

Yanhui Xing, age 37, has been employed since 2010 as Assistant CEO of Eden Hall Global Capital Co., Ltd., a financial advisory firm located in Hong Kong. From 2003 to 2010, Ms. Xing held various positions in financial management, primarily in New Zealand. Prior to that period, Ms. Xing served for three years in an international accounting firm. She earned a Masters Degree in Banking and a Bachelors Degree in Accounting. Ms. Xing was appointed to serve on the JRSIS Board to provide her experience in financial management.

Yanming Zhang, age 23, has been employed since 2018 as a budget officer by China Construction Second Engineering. From 2017 to 2018 he was employed as a communications specialist by the Harbin Acheng District Justice Bureau. In 2018 Mr. Zhang earned a Bachelors Degree from the China University of Geosciences. Mr. Zhang was appointed to serve on the JRSIS Board of Directors to provide his experience with China's legal system.

Dianjun Mu, age 54. Dianjun Mu was most recently employed by Tonghe County People's Hospital, where he worked from 1998 to 2019 as Chief Financial Officer, from 1993 to 1998 as Chief of Internal Medicine, and from 1989 to 1991 as a physician. Mr. Mu earned a medical degree from Mudanjiang Medical University in 1989, and studied accounting at the Harbin Medical University from 1991 to 1993.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the OTCQX. Pursuant to the requirements, our Board of Directors undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and JRSIS and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. Based on this review, the Committee has determined that four of our directors are not “independent” as defined by the Rules of the OTCQX: Junsheng Zhang, Lihua Sun, Xuewei Zhang and Yanhui Xing. Accordingly, only one of those four, Ms. Xuewei Zhang, serves on the Audit Committee. The Board has also determined that the other two members of the Audit Committee, Yanming Zhang and Dianjun Mu, are “independent” for purposes of Section 10A-3 of the Exchange Act and the Rules of the OTCQX. The Committee based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Membership, Meetings and Attendance

The Board of Directors oversees the business affairs of JRSIS and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the fiscal year ended December 31, 2019. The Board held three meetings during 2019. Each director attended at least 75% of the total number of meetings of the Board.

Our Board has only one committee: the Audit Committee. The Board itself performs the functions of a compensation committee, and a nominating and corporate governance committee.

Audit Committee

The members of the Audit Committee are Dianjun Mu, Xuewei Zhang and Yanming Zhang. The Audit Committee held three meetings during 2019. Information regarding the responsibilities of the Audit Committee is found in, and is governed by, our Bylaws, as amended, the Charter of the Audit Committee, specific directions of the Board, and certain mandated regulatory requirements. The Charter of the Audit Committee is available upon written request to the Company.

Dianjun Mu currently serves as Chairman of the Audit Committee. The Board has determined that Dianjun Mu is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Yanming Zhang is the other independent member of the Audit Committee. Xuewei Zhang also serves on the Audit Committee by reason of her position as the Company's Chief Financial Officer.

The purposes of the Audit Committee are to assist the Board in its general oversight of JRSIS’s financial reporting, internal controls and audit functions. As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to oversee on behalf of the Board:

●	the Company’s accounting financial reporting processes and the integrity of its financial statements;

●	the audits of the Company’s financial statements and the appointment, compensation, qualification, independence and performance of the Company’s independent auditors;

●	the Company’s compliance with legal and regulatory requirement; and

●	the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee also has the purpose of preparing the Audit Committee Report that SEC rules require the Company to include in its annual proxy statement. The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.

Board Leadership Structure and Role in Risk Oversight

Lihua Sun is our Chief Executive Officer, while Junsheng Zhang serves as Chairman of our Board. It is the opinion of our Board that allocating those responsibilities to separate persons increases the likelihood that management will be most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, the Board believes that dividing the role of Chairman from the responsibilities of Chief Executive Officer is in the best interest of shareholders because it provides a balance between strategy development and independent oversight of management.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the executive officers promotes strategy development and execution, and facilitate information flow between management and the Board, which are essential to effective governance. Dianjun Mu, Chairman of our Audit Committee, and Yanming Zhang are independent directors. As independent directors, they prepare agendas and maintain contact between the Board and managements of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company’s shareholders. The Board considered whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

The Board views its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our executive offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of JRSIS. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Code of Ethics

Our Board has not adopted a Code of Ethics applicable to all directors, officers and employees which complies with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K. We intend to adopt such a code in the near future.

Executive Officers of JRSIS

The following table sets forth the names and ages of the persons who, in addition to our Chief Executive Officer, President and Chief Financial Officer are our executive officers as of October 18, 2020.

Name	Age	Position(s) with the Company
Suya Li	62	Chief Operations Officer

Biographical information with respect to the Company’s current executive officers is provided below.

Suya Li has been employed in administration of Jiarun Hospital since 2016. From 2012 to 2016 Ms. Li was employed as Chief Operating Officer of Heilongjiang Victoria Maternity Hospital. From 2001 to 2011, Ms. Li was employed as Branch Secretary by the Harbin City Health Supervision Institute. Ms. Li earned a Bachelors Degree in 2001 from the Harbin Medical University.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation paid by JRSIS Health Care Corporation and its subsidiaries to Lihua Sun for services as Chief Executive Officer during the years ended December 31, 2019, 2018 and 2017.  There was no other executive officer whose total salary and bonus for the fiscal year ended December 31, 2019 exceeded $100,000.

	Fiscal Year	Salary	Bonus	Stock Award	Option Award	Other	Total
Lihua Sun	2019	$10,132	--	--	--	--	$10,132
	2018	$7,028	--	--	--	--	$7,028
	2017	$6,215	--	--	--	--	$6,215

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants; Securities Authorized for Issuance under Equity Compensation Plans

There are no securities authorized for issuance under any equity compensation plan adopted by the Company.

No individual grants of stock options or other equity incentive awards have been made to any executive officer or any director since our inception.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We have not entered into any employment or other contracts or arrangements with our executive officers. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of such directors, officers or consultants from us. There are no arrangements for directors, officers, employees or consultants that would result from a change-in-control.

Compensation of Directors

We have no formal plan for compensating our directors for their services in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of JRSIS Health Care Corporation other than services ordinarily required of a director. To date, we have paid no compensation to any person for services as a member of the Company’s Board of Directors.

Transactions with Related Persons

There have been no transactions since the beginning of the 2019 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”), except as follows:

In 2013 our subsidiary, Jiarun, leased its hospital building complex from Harbin Baiyi Real Estate Development Co., Ltd., which is owned by Junsheng Zhang, the Company’s Chairman of the Board. Pursuant to the Lease, Jiarun paid Harbin Baiyi Real Estate Development Co., Ltd. a rental fee of RMB7,000,000 (US$1,004,593) in September 2019 for the period from that date through August 31, 2020.

During 2019 Jiarun purchased pharmaceuticals and medical equipment from companies owned by Junsheng Zhang, the Company’s Chairman of the Board. The aggregate purchase price accrued during 2019 was $93,681.

Vote Required for Approval of Proposal 1; Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means s/he has received more votes than any other nominee for the same director’s seat.

The Board recommends a vote FOR election of each of the director nominees.

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PROPOSAL 2

RATIFICATION OF AUDITOR

General

The Company has selected the firm of Centurion ZD CPA & Co. (“Centurion ZD”) to audit the financial statements for the fiscal year ending December 31, 2020 and seeks shareholder ratification of said appointment. The Audit Committee, which has selected Centurion ZD to serve as our independent auditors, believes that Centurion ZD has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors. A representative of Centurion ZD will be in attendance at the Annual Meeting, either in person or by telephone. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our shareholders of the Audit Committee’s selection of independent public accountants is not mandated by Florida law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of Centurion ZD to our shareholders for ratification this year. If the selection of Centurion ZD is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time. If the shareholders do not ratify the selection of Centurion ZD, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain Centurion ZD. If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of Centurion ZD, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose. In all cases, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Audit Fees

Our current principal independent auditor is Centurion ZD CPA & Co.. The following table presents fees for professional services rendered by Centurion ZD CPA & Co. (as successor to Centurion ZD CPA Limited) with respect to the fiscal years ended December 31, 2019 and 2018.

Services Performed	2019	2018
Audit Fees (1)	$68,000	$83,000
Audit-Related Fees (2)	--	--
Tax Fees (3)	--	--
All Other Fees (4)	--	--

Total Fees	$68,000	$83,000

(1)	Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years. All work on the engagements to audit the Company’s financial statements for the years ended December 31, 2019 and 2018 was performed by full-time permanent employees of Centurion ZD CPA & Co..

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee must pre-approve services provided by the independent accountants. The Audit Committee, on an annual basis, reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible. In fiscal years 2019 and 2018, all such services were pre-approved by the Audit Committee.

Vote Required for Approval of Proposal 2; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 2.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with JRSIS's management and Centurion ZD CPA & Co. (“Centurion ZD ”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019, together and separately, the audited financial statements contained in the Company‘s Annual Report on Form 10-K for the 2019 fiscal year.

The Audit Committee has also discussed with Centurion ZD the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee also received and reviewed the written disclosures and the letter from Centurion ZD required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Centurion ZD its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee.

Dianjun Mu, Chairman

Xuewei Zhang

Yanming Zhang

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than the interests specifically described in the Proposals.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement

for the 2021 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in September 2021. A proxy statement and notice of the 2021 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located at 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025 no later than 120 days prior to the first anniversary of the mailing date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2020 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for shareholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (86-135) 1001-6379, mary20116688@163.com, or JRSIS Health Care Corporation, 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025, Attention: Investor Relations.

Exhibits set forth in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2019 will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits. To request exhibits, please send your written request to JRSIS Health Care Corporation, 38 South Street, Hulan District, Harbin City, Heilongjiang Province, People’s Republic of China 150025, Attention: Investor Relations.

* * * * *

JRSIS HEALTH CARE CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS –DECEMBER 8, 2020 at 9:30 A.M.

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Lihua Sun and Yanhui Xing or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on October 9, 2020 at the Annual Meeting of Shareholders to be held on December 8, 2020, at No. 38 South Street, Hulan District, Harbin City, Heilongjiang Province, PRC, at 9:30 a.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/jrss

PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF JRSIS HEALTH CARE CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect directors:		☐	☐
	Junsheng Zhang				☐
	Lihua Sun				☐	Control ID:
	Xuewei Zhang				☐	REQUEST ID:
	Yanhui Xing				☐
	Yanming Zhang				☐
	Dianjun Mu				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Centurion ZD CPA & Co. as independent registered public accounting firm for the fiscal year ended December 31, 2020.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ____________________________ ____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)